SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 10, 1997

                                Pegasystems Inc.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Massachusetts                  1-11859                   04-2787865
       -------------                  -------                   ----------
(State or Other Jurisdiction     (Commission File            (IRS Employer
     of Incorporation)                Number)             Identification Number)

    101 Main Street, Cambridge, MA                                   02142
    ------------------------------                                   -----
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (617) 374-9600

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Item 4. Changes in Registrant's Certifying Accountant.

     On December 10, 1997, Pegasystems Inc. (the "Registrant") engaged Arthur Andersen LLP as the Registrant's independent public accountants.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Date: December 15, 1997                        PEGASYSTEMS INC.

                                               By: /s/ Ira Vishner
                                               ------------------------------
                                                   Ira Vishner
                                                   Vice President, Corporate
                                                   Services, Treasurer, Chief
                                                   Financial Officer